THE USA PLAN

AN INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Annuity Funds M P & Q

Supplement Dated October 10, 2012

This supplement updates and amends certain information contained in your current variable annuity prospectus and supplements thereto. Please read it carefully and keep it with your product prospectus for future reference.
__________________________________________________________________________

IMPORTANT INFORMATION REGARDING THE ING RUSSELLTM LARGE CAP
GROWTH INDEX AND THE ING RUSSELLTM LARGE CAP VALUE
INDEX PORTFOLIOS

The following information only affects you if you currently invest in or plan to invest in the Sub-Accounts that correspond to the ING RussellTM Large Cap Growth Index and the
ING RussellTM Large Cap Value Index Portfolios

Effective October 3, 2012, each Fund’s classification changed from non-diversified to diversified.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract. including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5033
Minot, ND 58702-5033
1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

X.11489-12	October 2012